GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs Growth Opportunities Fund

(the “Fund”)

Supplement dated October 23, 2018 to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”),

each dated April 30, 2018, as supplemented to date

Effective immediately, Ashley R. Woodruff will no longer serve as portfolio manager for the Fund. Steven M. Barry will continue to serve as portfolio manager for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

All references to Ashley R. Woodruff in the Prospectuses, Summary Prospectuses, and SAI are deleted in their entirety.

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This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

VITGOCONFIDSTK 10-18